Exhibit 10.23

ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO FINOVA CAPITAL CORPORATION

                                   NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT made and entered into as of the 1st day of December 1999, by and between H. Irwin Levy (hereinafter called "Payee") and nStor Technologies, Inc., a Delaware corporation (hereinafter called "Maker").
                                      W I T N E S S E T H:


WHEREAS, Payee is the holder of a Demand Note executed by Maker dated April 1, 1999, evidencing Maker's indebtedness to Payee in the original principal amount of FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $500,000.00) (a copy of said Demand Note is attached hereto and incorporated herein as Exhibit"A"); and

WHEREAS on or about July 15, 1999, the above-described Demand Note was modified pursuant to a Note Modification Agreement to increase the principal amount of the Demand Note from FIVE HUNDRED THOUSAND and 00/100ths US Dollars (U.S. $500,000.00) to SEVEN HUNDRED FIFTY THOUSAND and 00/100ths U.S. Dollars (U.S. $750,000,000); and

WHEREAS, on or about November 1, 1999, the above-described Demand Note was further modified pursuant to a Note Modification Agreement to increase the principal amount of the Demand Note from SEVEN HUNDRED FIFTY THOUSAND and 00/100ths U.S. Dollars ($750,000.00) to ONE MILLION and 00/100 U.S. Dollars ($1,000,000.00 and

WHEREAS, Maker desires to have available to borrow under the line of credit an additional principal amount of FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $500,000.00) pursuant to the attached Demand Note, and to increase the Principal Amount of the attached Demand Note to a total of ONE MILLION FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $1,500,000.00); and

WHEREAS, Payee is willing to make available to Maker under the line of credit an additional sum of FIVE HUNDRED THOUSAND AND 00/100ths U.S. Dollars (U.S. $500,000.00) and to increase the Principal Amount of the attached Demand Note to a total Principal Amount of ONE MILLION FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $1,500,000.00);

NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the sum of TEN and 00/100ths U.S. Dollars (U.S. $10.00) and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree as follows:

     1.   The foregoing recitals are true and correct in all respects.

     2. The parties hereby agree that as of the 1st day of December 1999, Payee shall make available to Maker under its line of credit an additional principal sum of FIVE HUNDRED THOUSAND and 00/100th U.S. Dollars (U.S. $500,000.00) subject to the terms and conditions contained in the Demand Note, a copy of which is attached hereto and incorporated herein as Exhibit "A".

     3. The parties further agree that as of December 1, 1999, the "Principal Amount" as that term is defined in the Demand Note attached hereto and incorporated herein as Exhibit "A", shall hereinafter mean the total sum of ONE MILLION FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $1,500,000.00) which Maker has made available to Payee under its line of credit pursuant to said Demand Note.

     4. The parties hereby agree that the Principal Amount, as hereinabove amended, which is outstanding under the line of credit, shall bear interest at the rate of ten percent (10%) per annum, payable monthly, as set forth in the attached Demand Note, until the Principal Amount of the Demand Note as hereinabove amended is paid in full.

     5. The parties hereby agree and acknowledge that all other terms and conditions as set forth in the attached Demand Note shall remain the same throughout the term of the note and shall apply to the Principal Amount of ONE MILLION FIVE HUNDRED THOUSAND and/00/100ths U.S. DOLLARS (U.S. $1,500,000.00).

     6. The Maker hereby certifies, confirms and agrees that the Demand Note, as hereinbefore and hereinabove modified and amended, is in full force and effect, is valid and enforceable in accordance with its terms and conditions, and is not subject to any defenses or offsets of any kind or nature whatsoever.

     7. This agreement shall be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed on the day and year first above written.

Maker:
NStor Technologies, Inc.

By:  /S/ Diane Wong
___________________________________
Name:  Diane Wong
Title:  Controller


Payee:
By:  /S/ H. Irwin Levy
___________________________________
Name:   H. Irwin Levy



                                  Exhibit 10.24

ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO FINOVA CAPITAL CORPORATION


                           NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT made and entered into as of the 16th day of December 1999, by and between H. Irwin Levy (hereinafter called "Payee") and nStor Technologies, Inc., a Delaware corporation (hereinafter called "Maker").


                              W I T N E S S E T H:

          WHEREAS, Payee is the holder of a Demand Note executed by Maker dated April 1, 1999, evidencing Maker's indebtedness to Payee in the original principal amount of FIVE HUNDRED THOUSAND and 00/100ths U.S. Dollars (U.S. $500,000.00) (a copy of said Demand Note is attached hereto and incorporated herein as Exhibit "A"); and

          WHEREAS on or about July 15, 1999, the above-described Demand Note was modified pursuant to a Note Modification Agreement to increase the principal amount of the Demand Note from FIVE HUNDRED THOUSAND and 00/100ths US Dollars (U.S. $500,000.00) to SEVEN HUNDRED FIFTY THOUSAND and 00/100ths U.S. Dollars ($750,000,000); and

          WHEREAS, on or about November 1, 1999, the above-described Demand Note was further modified pursuant to a Note Modification Agreement to increase the principal amount of the Demand Note from SEVEN HUNDRED FIFTY THOUSAND and 00/100ths U.S. Dollars ($750,000.00) to ONE MILLION and 00/100ths U.S. Dollars ($1,000,000.00); and

          WHEREAS, on or about December 1, 1999, the above-described Demand Note was further modified pursuant to a Note Modification Agreement to increase the principal amount of the Demand Note from ONE MILLION and 00/100ths U.S. Dollars ($1,000,000.00) to ONE MILLION FIVE HUNDRED and 00/100ths U.S. Dollars ($1,500,000.00); and

          WHEREAS, Maker desires to have available to borrow under the line of credit an additional principal amount of ONE HUNDRED THOUSAND and 00/100ths U.S. Dollars ($100,000.00) pursuant to the attached Demand Note, and to increase the Principal Amount of the attached Demand Note to a total of ONE MILLION SIX HUNDRED THOUSAND and 00/100ths U.S. Dollars ($1,600,000.00); and

          WHEREAS, Payee is willing to make available to Maker under the line of credit an additional sum of ONE HUNDRED THOUSAND AND 00/100ths U.S. Dollars ($100,000.00) and to increase the Principal Amount of the attached Demand Note to a total Principal Amount of ONE MILLION SIX HUNDRED THOUSAND and 00/100ths U.S. Dollars ($1,600,000.00).

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the sum of TEN and 00/100ths U.S. Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree as follows:

     1.   The foregoing recitals are true and correct in all respects.

     2. The parties hereby agree that as of the 16th day of December 1999, Payee shall make available to Maker under its line of credit an additional principal sum of ONE HUNDRED THOUSAND and 00/100th U.S. Dollars ($100,000.00) subject to the terms and conditions contained in the Demand Note, a copy of which is attached hereto and incorporated herein as Exhibit "A".

     3. The parties further agree that as of December 16, 1999, the "Principal Amount" as that term is defined in the Demand Note attached hereto and incorporated herein as Exhibit "A", shall hereinafter mean the total sum of ONE MILLION SIX HUNDRED THOUSAND and 00/100ths U.S. Dollars ($1,600,000.00) which Maker has made available to Payee under its line of credit pursuant to said Demand Note.

     4. The parties hereby agree that the Principal Amount, as hereinabove amended, which is outstanding under the line of credit, shall bear interest at the rate of ten percent (10%) per annum, payable monthly, as set forth in the attached Demand Note, until the Principal Amount of the Demand Note as hereinabove amended is paid in full.

     5. The parties hereby agree and acknowledge that all other terms and conditions as set forth in the attached Demand Note shall remain the same throughout the term of the note and shall apply to the Principal Amount of ONE MILLION SIX HUNDRED THOUSAND and/00/100ths U.S. DOLLARS ($1,600,000.00).

     6. The Maker hereby certifies, confirms and agrees that the Demand Note, as hereinbefore and hereinabove modified and amended, is in full force and effect, is valid and enforceable in accordance with its terms and conditions, and is not subject to any defenses or offsets of any kind or nature whatsoever.

     7. This agreement shall be binding upon the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed on the day and year first above written.

Maker:
nStor Technologies, Inc.

By:  /S/ Diane Wong
_____________________________________
Name:  Diane Wong
Title:  Controller


Payee:

By:  /S/ H. Irwin Levy
_____________________________________
Name:   H. Irwin Levy


                                 Exhibit 10.25


April 12, 2000


nStor Technologies, Inc.

Re:  Financing

Gentlemen:

This letter confirms that the undersigned has agreed to commit to a $2,000,000 revolving line of credit facility to nStor Technologies until nStor has successfully completed an agreement with a financial institution for a line of credit which would finance nStor's daily operations (the"Bank Closing Date").

The terms of this commitment will be based on interest at 10% per annum payable monthly, with a maturity date based on the earlier of the Bank Closing Date or April 30, 2001.

Very truly yours,

/s/ H. Irwin Levy
___________________
H. Irwin Levy


HIL:bf


100 Century Boulevard
West Palm Beach, FL  33417